EXHIBIT 99.1

Voltari Reports Second Quarter 2013 Results

NEW YORK, Aug. 14, 2013 (GLOBE NEWSWIRE) -- Voltari Corporation (Nasdaq:VLTC), 10-year veteran in data driven solutions for smart marketing and advertising, today announced financial results for the second quarter ended June 30, 2013.

Second Quarter Results

Total revenue from continuing operations in the second quarter of 2013 was $3.5 million. EBITDA (including discontinued operations) was $4.0 million, as compared to EBITDA of $0.7 million in the second quarter of 2012. Voltari ended the second quarter of 2013 with $55.5 million of cash and cash equivalents, as compared to $51.5 million as of December 31, 2012.

Management Commentary

"The end of the second quarter marks the completion of our transition from the legacy North American carrier business, and we are pleased to now be operating as a pure play mobile media and marketing company," said Richard Stalzer, Chief Executive Officer. "Brands and agencies are responding positively to the results they are achieving through the Voltari Connect platform as we are experiencing strong repeat rates among customers. During the quarter we launched a key enhancement to the service with the introduction of SecondClick, which allows brands and retailers to target consumers taking action beyond the initial click on an advertisement. In addition, we have continued to build an experienced leadership team with a wealth of digital media experience to drive our business."

Business Update

In the second half of 2013 the Company will no longer generate revenue from the legacy carrier business and the go-forward business will be focused on the high-growth mobile and cross-channel advertising sectors through Voltari's integrated, highly scalable managed service platform. Voltari leverages advanced predictive analytics capabilities to deliver the right content, to the right person at the right time.

Since launching the Voltari Connect platform in August of 2012, Voltari has worked with over 145 advertisers across multiple verticals including retail, automotive, entertainment, consumer packaged goods and travel—including dozens of FORTUNE 100 brands.

"Voltari has a highly differentiated product set based on data sciences that drives significant ROI for customers within the high-growth mobile advertising market. We are growing awareness of our robust data management and technology platform, and we intend to leverage our strong balance sheet to drive growth both organically and through acquisitions," concluded Mr. Stalzer.

Additional Information

For more information regarding Voltari's results of operations for the second quarter of 2013 and disclosures regarding risk factors, please visit the Company's SEC filings page at http://investor.motricity.com/sec.cfm.

Use of Non-GAAP Measures

This press release includes EBITDA as a non-GAAP financial measure. EBITDA is not a measure of financial performance or liquidity calculated in accordance with accounting principles generally accepted in the U.S., referred to herein as GAAP, and should be viewed as a supplement to, not a substitute for, our results of operations presented on the basis of GAAP. Reconciliation of this non-GAAP financial measure to the most directly comparable GAAP financial measures is detailed in the table below.

Our non-GAAP measures should be read in conjunction with the corresponding GAAP measures. EBITDA has limitations as an analytical tool and you should not consider it in isolation from, or as a substitute for, analysis of our results as reported in accordance with GAAP. EBITDA does not purport to represent cash flow provided by, or used in, operating activities as defined by GAAP.

We define EBITDA as net income (loss), interest expense, provision (benefit) for income taxes, and depreciation and amortization. EBITDA is not necessarily comparable to similarly-titled measures reported by other companies.

We believe EBITDA is useful to management, investors and other users of our financial statements in evaluating our operating performance because this financial measure is an additional tool to compare business performance across companies and across periods. We believe that EBITDA is often used by investors to measure a company's operating performance without regard to items such as interest expense, taxes and depreciation and amortization, which can vary substantially from company to company depending upon accounting methods and book value of assets, capital structure and the method by which assets were acquired.

We use EBITDA:

  as a measure of operating performance to assist in comparing performance from period to period on a consistent basis;
  as a measure for planning and forecasting overall expectations and for evaluating actual results against such expectations;
  as a primary measure to review and assess the operating performance of our company and management team in connection with our executive compensation plan incentive payments; and
  in communications with our Board of Directors, stockholders, analysts and investors concerning our financial performance.

The following is a reconciliation of net income (loss) attributable to common shareholders, a directly comparable GAAP measure, to EBITDA for each of the quarters ended:

	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013	June 30, 2013
Net income (loss) attributable to common shareholders	$ (8.7)	$ (1.9)	$ 0.5	$ (25.2)	$ (0.9)	$ 0.9
Accretion of redeemable preferred stock	--	--	--	(0.1)	(0.1)	(0.1)
Redeemable preferred stock dividends	--	--	--	(0.9)	(1.0)	(1.0)
Interest expense	(0.4)	(0.5)	(0.5)	(0.5)	(0.5)	(0.5)
Provision (benefit) for income taxes	0.1	(0.4)	0.1	(0.3)	--	--
Depreciation and amortization	1.9	2.5	2.8	2.4	1.6	1.5

EBITDA	$ (6.3)	$ 0.7	$ 3.9	$ (21.6)	$ 2.3	$ 4.0

Forward-Looking Statements

Statements made in this release and related statements that express Voltari's or its management's intentions, indications, beliefs, expectations, guidance, estimates, forecasts or predictions of the future constitute forward-looking statements, as defined by the Private Securities Litigation Reform Act of 1995, and relate to matters that are not historical facts. They include, without limitation, statements regarding: our view of general economic and market conditions; our exploration and review of strategic and financing options; estimates of impairment charges and our ability to develop, produce, market, license or sell our products, solutions and services, compete domestically and internationally, reduce or control expenses, improve efficiency, realign resources, continue operational improvement, and about the applicability of accounting policies used in our financial reporting. These statements represent beliefs and expectations only as of the date they were made. We may elect to update forward-looking statements but we expressly disclaim any obligation to do so, even if our beliefs and expectations change. Actual results may differ from those expressed or implied in our forward-looking statements.

Such forward-looking statements involve and are subject to certain risks and uncertainties that may cause our actual results to differ materially from those discussed in a forward-looking statement. These include, but are not limited to: the sufficiency of our liquidity and capital resources and our ability to raise additional capital or generate the cash flows necessary to repay our term loan; our reliance on a limited number of customers for a substantial portion of our revenues, including the pressures on pricing and contract terms from customers with substantial purchasing power and further consolidations in the telecommunications industry; our ability to realign our business to focus on our mobile advertising and enterprise business and obtain customers for that business; the highly competitive nature of the mobile services industry in which many of our competitors have significantly greater resources, which they are using to support significantly discounted pricing; the rapid technological changes in the mobile data services industry, which could render our existing services obsolete; our ability to attract and retain key employees and qualified personnel; impact of the recent departure of members of our executive team and our ongoing leadership transition; our ability to recognize the expected benefits from the reduction in force implemented in 2011, the beginning of 2012, and the second quarter of 2013; the possibility that the process of exploring strategic or financing options will not lead to any strategic transaction or additional financing on favorable terms or at all; the potential that the process will distract the attention of our Board of Directors and management from our business; the potential that we will incur significant expenses pursuing one or more strategic or financing transactions unsuccessfully; the risk that our pursuit of strategic or financing options will be disruptive to our business; the risk of claims or other litigation arising from our pursuit of strategic options; the potential that the pursuit of strategic or financing options will otherwise have a material adverse effect on our business, results of operations and financial condition; economic and political risks related to our international operations; risks of new product offerings reducing our customers' influence over access to mobile data services; our ability to integrate any future acquisitions and business combinations effectively; the impact of worldwide economic conditions and related uncertainties and the health of and prospects for the overall mobile services industry; risks related to the use and protection of proprietary information, including our ability to safeguard third party confidential information; our ability to develop strategies to address our markets successfully and to meet customer demands with respect to products, services, support and service level commitments; disruptions in datacenter services and other capacity constraints; uncertainties inherent in the development of new products and services and the enhancement of existing products and services, including technical risks, cost overruns and delays; our ability to tailor our complex solutions to our customers' needs; our ability to utilize net operating losses; our ability to maintain proper and effective internal controls; uncertainty related to whether certain terms of our term loan will have the effect of discouraging offers for our business or common stock; our reliance on third parties to develop content and applications, customer acceptance of such offerings and our liability with respect to such content; undetected software errors in our products and indemnity obligations and claims relating to our products and services; our ability to manage growth; impairment losses related to goodwill, intellectual property and equipment; risks and diversion of resources related to the litigation against us and our current and former directors and officers; actual or perceived security vulnerabilities in mobile devices; the impact of changing governmental regulations and our ability to comply therewith; risks related to the commercialization of open source software we use; the influence and control our principal stockholder may exert; and other uncertainties described more fully in our filings with the Securities and Exchange Commission.

About Voltari

For more than a decade, Voltari has empowered brands and agencies to maximize their advertising dollars through smart marketing and advertising solutions. Voltari's real-time, machine-learning optimization delivers content and messaging to people that are most interested in it, when they are most likely to interact, through an integrated and scalable managed service platform. This technology enables Voltari's clients' campaigns to gain efficiencies that improve their performance over time. Voltari's technology, expertise and unique go-to-market approach continually deliver higher ROI for its customers while remaining respectful of consumer privacy and compliance with all relevant privacy statutes. For more information, visit www.voltari.com or follow @voltarimedia on Twitter.

	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013	June 30, 2013
Revenue details
Total revenue - continuing operations	$ 4.0	$ 3.6	$ 4.1	$ 4.4	$ 3.5	$ 3.5

Total revenue - discontinued operations	$ 20.1	$ 18.8	$ 18.9	$ 17.6	$ 14.9	$ 13.2

Total revenues	$ 24.1	$ 22.4	$ 23.0	$ 22.0	$ 18.4	$ 16.7

EBITDA	$ (6.3)	$ 0.7	$ 3.9	$ (21.6)	$ 2.3	$ 4.0
EBITDA margin	-26%	3%	17%	-98%	12%	24%

Voltari Corporation
Condensed Consolidated Balance Sheets
(in thousands, except share data)
(unaudited)
	June 30, 2013	December 31, 2012

Assets
Current assets
Cash and cash equivalents	$ 55,462	$ 51,528
Restricted short-term investments	230	407
Accounts receivable, net of allowance for doubtful accounts of $192 and $287, respectively	12,640	13,936
Prepaid expenses and other current assets	1,882	2,140
Total current assets	70,214	68,011
Property and equipment, net	5,285	6,656
Goodwill	2,416	2,416
Intangible assets, net	3,556	4,262
Other assets	171	172
Total assets	$ 81,642	$ 81,517

Liabilities, redeemable preferred stock and stockholders' equity
Current liabilities
Accounts payable and accrued expenses	$ 5,602	$ 7,958
Accrued compensation	2,539	3,285
Deferred revenue	715	814
Debt facilities	23,472	22,454
Other current liabilities	1,543	1,600
Total current liabilities	33,871	36,111
Other non-current liabilities	64	17
Total liabilities	33,935	36,128

Commitments and contingencies

Redeemable preferred stock, $0.001 par value; 1,199,643 shares issued and outstanding at June 30, 2013 and December 31, 2012	28,739	26,539

Stockholders' equity
Preferred stock, $0.001 par value; 350,000,000 shares authorized; 1,199,643 shares issued and outstanding at June 30, 2013 and December 31, 2012 (see redeemable preferred stock)	--	--
Common stock, $0.001 par value; 625,000,000 shares authorized; 4,673,189 and 4,673,275 shares issued and outstanding at June 30, 2013 and December 31, 2012, respectively (1)	5	47
Additional paid-in capital	571,175	573,166
Accumulated deficit	(551,466)	(553,722)
Accumulated other comprehensive loss	(746)	(641)
Total stockholders' equity	18,968	18,850
Total liabilities, redeemable preferred stock and stockholders' equity	$ 81,642	$ 81,517

(1) Prior period disclosures have been adjusted to reflect the impact of the one-for-ten reverse stock split that took effect on April 23, 2013.

Voltari Corporation
Condensed Consolidated Statements of Operations
(in thousands, except share data and per share amounts)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2013	2012	2013	2012

Revenue	$ 3,455	$ 3,648	$ 6,909	$ 7,587

Operating expenses
Direct third party expenses	1,785	1,715	3,290	3,416
Datacenter and network operations, excluding depreciation	528	262	973	631
Product development and sustainment, excluding depreciation	1,107	1,984	2,329	5,223
Sales and marketing, excluding depreciation	1,721	1,609	3,731	3,334
General and administrative, excluding depreciation	2,872	4,270	7,480	10,288
Depreciation and amortization	720	1,060	1,452	2,018
Restructuring	--	468	--	2,505
Total operating expenses	8,733	11,368	19,255	27,415
Operating loss	(5,278)	(7,720)	(12,346)	(19,828)

Other expense, net
Other expense	(120)	(525)	(178)	(521)
Interest and investment income, net	6	1	13	1
Interest expense	(517)	(473)	(1,017)	(934)
Other expense, net	(631)	(997)	(1,182)	(1,454)
Loss from continuing operations before income taxes	(5,909)	(8,717)	(13,528)	(21,282)
Benefit for income taxes	--	(160)	--	(68)
Net loss from continuing operations	(5,909)	(8,557)	(13,528)	(21,214)
Net income from discontinued operations	7,969	6,626	15,784	10,598
Net income (loss)	2,060	(1,931)	2,256	(10,616)
Accretion of redeemable preferred stock	(127)	--	(254)	--
Series J redeemable preferred stock dividends	(1,034)	--	(2,026)	--
Net income (loss) attributable to common stockholders	$ 899	$ (1,931)	$ (24)	$ (10,616)

Net income (loss) per share attributable to common stockholders - basic and diluted:
Continuing operations (1)	$ (1.52)	$ (1.86)	$ (3.41)	$ (4.61)
Discontinued operations (1)	1.71	1.44	3.40	2.30
Total net income (loss) per share attributable to common stockholders (1)	$ 0.19	$ (0.42)	$ (0.01)	$ (2.31)
Weighted-average common shares outstanding – basic (1)	4,658,537	4,602,330	4,642,766	4,600,204
Weighted-average common shares outstanding – diluted (1)	4,672,208	4,602,330	4,642,766	4,600,204

(1) Prior period disclosures have been adjusted to reflect the impact of the one-for-ten reverse stock split that took effect on April 23, 2013.

CONTACT: Investor and Media Contact:

         Jennifer Jarman
         (415) 217-5865
         jennifer@blueshirtgroup.com